UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2011

RODMAN & RENSHAW CAPITAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33737	84-1374481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Avenue of the Americas, New York, New York	10020
(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (212) 356-0500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 31, 2011, Rodman & Renshaw Capital Group, Inc. (the “Company”) (NASDAQ: RODM) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the accredited investors named therein (the “Purchasers”). Pursuant to the Purchase Agreement, the Company will sell, and the Purchasers will purchase, jointly and not severally, $6,650,000 original principal amount of the Company’s 10% Senior Secured Convertible Debentures due October 31, 2013 (the “Debentures”) with a net share settlement feature, and warrants (the “Warrants”) to purchase shares of the Company’s Common Stock (the “Offering”). The Debentures are convertible into up to 4,433,333 shares of the Company’s common stock (the “Common Stock”) at any time prior to maturity, based on a conversion price of $1.50 per share. A net share settlement feature of the Debentures could reduce the number of shares of Common Stock issued upon conversion. The Warrants include Class A Warrants covering up to 2,216,667 shares of Common Stock, which are exercisable commencing six months following the date of issuance and until their expiration on October 31, 2014, at $1.50 per share, and Class B Warrants covering up to 2,216,667 shares of Common Stock, which are exercisable only in the event of a prepayment of the Debentures and then only to the extent of up to 50% of the number of shares of Common Stock that would have been issued had the prepaid portion of the Debentures been converted into shares of Common Stock. The Class B Warrants expire on October 31, 2013 and have an exercise price of $1.50 per share. The sale and issuance of the securities is in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, set forth in Section 4(2) thereof and/or Regulation D thereunder.

In connection with the Offering, as of November 1, 2011:

•       The Company entered into a Registration Rights Agreement with the Purchasers (the “Registration Rights Agreement”) pursuant to which the Company agreed to file a registration statement with the Securities and Exchange Commission (the “Registration Statement”) to register for resale the shares of Common Stock underlying the Debentures and the Warrants within 30 days of the Closing Date (as defined in the Registration Rights Agreement), and to use its best efforts to cause such Registration Statement to become effective within 90 days of the Closing Date (or 120 days in the event of a regulatory review). If the Registration Statement is not filed or declared effective within the applicable timeframes, the Company will be required to pay liquidated cash damages of 0.5% of the aggregate purchase price of the Debentures sold in the Offering for every month following the required filing or effective date (pro-rated for partial months) that the Registration Statement is not filed or declared effective, as applicable, up to a maximum of 6% of the aggregate purchase price of the Debentures sold in the Offering.

•       The Company and two of its wholly-owned subsidiaries, Rodman Principal Investments, LLC (“RPI”) and Rodman & Renshaw, LLC (“R&RLLC”) (collectively, RPI and R&RLLC are referred to herein as the “Subsidiaries”), entered into a Security Agreement with the Purchasers (the “Security Agreement”) pursuant to which the Debentures are secured by a first priority lien on (i) any and all payments and/or amounts receivable and/or received by the Company or a Subsidiary arising out of, relating to or in connection with the prior sale by Aceras BioMedical LLC to BioMarin Pharmaceutical, Inc. of Huxley Pharmaceuticals, Inc., and (ii) warrants received as compensation for investment banking services by R&RLLC.

•       Each of RPI and R&RLLC entered in to a Non-Recourse Guarantee with the Purchasers.

•       Each of John J. Borer III, Edward Rubin and Michael Vasinkevich and Paul Revere, LLC entered into Lock-up Agreements with the Company (the “Lock-up Agreement”) pursuant to which each agreed that he or it would not enter into any Restricted Transactions (as defined in the Lock-up Agreement) with respect to shares of Common Stock beneficially owned.

The foregoing summary is qualified in its entirety by reference to the Debentures, Warrants, Purchase Agreement, Registration Rights Agreement, Security Agreement and the Lock-up Agreements, which are attached hereto as Exhibits 4.1, 4.2, 4.3, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8.

Item 3.02. Unregistered Sales of Equity Securities.

Reference is made to the disclosure made under Item 1.01 of this Report, which is incorporated into this Item 3.02 by reference.

Item 5.02. Compensatory Arrangements of Certain Officers.

In connection with the Offering, on October 31, 2011, each of John J. Borer III, Edward Rubin and Michael Vasinkevich entered into an agreement with the Company (the “Waiver Agreement”) waiving their respective rights to receive payments under their respective employment agreement with the Company dated November 30, 2010 for so long as more than 50% of the original principal amount of the Debentures remain outstanding, subject to the carve outs set forth in the Waiver Agreement and Section 4.18 of the Purchase Agreement.

The foregoing summary is qualified in its entirety by reference to the Waiver Agreement, which is attached as Exhibit 10.9 hereto

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of 10% Senior Secured Convertible Debenture
4.2	Form of Series A Common Stock Purchase Warrant
4.3	Form of Series B Common Stock Purchase Warrant
10.1	Form of Securities Purchase Agreement dated as of October 31, 2011
10.2	Form of Registration Rights Agreement dated as of November 1, 2011
10.3	Form of Security Agreement dated as of November 1, 2011
10.4	Form of Non-Recourse Guarantee dated as of November 1, 2011
10.5**	Form of Lock-Up Agreement dated as of November 1, 2011 between the Company and John J. Borer III
10.6**	Form of Lock-Up Agreement dated as of November 1, 2011 between the Company and Edward Rubin
10.7**	Form of Lock-Up Agreement dated as of November 1, 2011 between the Company and Michael Vasinkevich
10.8	Form of Lock-Up Agreement dated as of November 1, 2011 between the Company and Paul Revere, LLC
10.9**	Form of Waiver Agreement dated October 31, 2011 between the Company and each of John J. Borer III, Edward Rubin and Michael Vasinkevich

**This exhibit is a management contract or compensatory plan or arrangement.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rodman & Renshaw Capital Group, Inc.

Dated: November 4, 2011	By:	/s/ David J. Horin
David J. Horin
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

4.1	Form of 10% Senior Secured Convertible Debenture
4.2	Form of Series A Common Stock Purchase Warrant
4.3	Form of Series B Common Stock Purchase Warrant
10.1	Form of Securities Purchase Agreement dated as of October 31, 2011
10.2	Form of Registration Rights Agreement dated as of November 1, 2011
10.3	Form of Security Agreement dated as of November 1, 2011
10.4	Form of Non-Recourse Guarantee dated as of November 1, 2011
10.5**	Form of Lock-Up Agreement dated as of November 1, 2011 between the Company and John J. Borer III
10.6**	Form of Lock-Up Agreement dated as of November 1, 2011 between the Company and Edward Rubin
10.7**	Form of Lock-Up Agreement dated as of November 1, 2011 between the Company and Michael Vasinkevich
10.8	Form of Lock-Up Agreement dated as of November 1, 2011 between the Company and Paul Revere, LLC
10.9**	Form of Waiver Agreement dated October 31, 2011 between the Company and each of John J. Borer III, Edward Rubin and Michael Vasinkevich

**This exhibit is a management contract or compensatory plan or arrangement.